UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/19/2007

Wells Timberland REIT, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-129651

MD	203536671
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6200 The Corners Parkway
Norcross, GA 30092-3365
(Address of principal executive offices, including zip code)

770-449-7800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 19, 2007, at a meeting of the Board of Directors of Wells Timberland REIT, Inc. (the "Company"), the directors of the Company unanimously adopted an amendment to the First Amended and Restated Bylaws of the Company, to be effective as of December 19, 2007, providing that the annual meeting of stockholders shall be held in August of each year instead of July of each year.

Item 9.01.    Financial Statements and Exhibits

A copy of the First Amendment to the First Amended and Restated Bylaws is attached as Exhibit 3.1 to this current report on Form 8-K.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Timberland REIT, Inc.

Date: December 21, 2007	By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description
EX-31.